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                                                                   EXHIBIT 10(b)



                        CONSENT OF MAYER, BROWN & PLATT


We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectus of Post-Effective Amendment No. 6 to the Form N-4 Registration Statement of Security Life Separate Account A1 with respect to File Nos. 33-78444.



                                    /s/ Mayer, Brown & Platt
                                    Mayer, Brown & Platt


Washington, D.C.
April 24, 1998